                                                                    EXHIBIT 23.3

                               [KPMG LETTERHEAD]

The Directors
Astor Corporation
8521 Six Forks Road
Suite 105                                             Our ref    1d016/560
Raleigh
NC 27615                                              Contact    Alan Buckle
                                                            0171 311 8468

15 January 1997

Dear Sirs

    We consent to the use of our report included herein and to the reference to our firm under the heading "Independent Auditors" in Amendment No. 3 to the registration statement.

Yours faithfully

KPMG
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KPMG

                               [KPMG LETTERHEAD]